Exhibit 21.1
List of Subsidiaries

Name	Jurisdiction of Incorporation or Organization
Arbour CLO Designated Activity Company	Ireland
Arbour CLO II Designated Activity Company	Ireland
Arbour CLO III Designated Activity Company	Ireland
Arbour CLO IV Designated Activity Company	Ireland
Arbour CLO V Designated Activity Company	Ireland
Arbour CLO VI Designated Activity Company	Ireland
Highstar Capital Fund III (Alternative), L.P.	Delaware
Highstar Capital Fund III, L.P.	Delaware
Highstar Capital GP II, L.P.	Delaware
Highstar Capital III Designated Partners Fund, L.P.	Delaware
Highstar Capital III Prism Fund (Alternative), L.P.	Delaware
Highstar Capital III Prism Fund I-A (Alternative), L.P.	Delaware
Highstar Capital III Prism Fund I-A, L.P.	Cayman Islands
Highstar Capital III Prism Fund, L.P.	Cayman Islands
Highstar GP III Prism Fund, L.P.	Cayman Islands
Highstar GP III, L.P.	Delaware
Highstar Management II, LLC	Cayman Islands
Highstar Management III, LLC	Cayman Islands
Highstar Port Blocker Co., L.P.	Cayman Islands
Oaktree (Beijing) Investment Management Co., Ltd.	China
Oaktree 2019-1T Secured Note Issuer, Ltd.	Cayman Islands
Oaktree Acquisition Corp.	Cayman Islands
Oaktree Acquisition Holdings GP Ltd.	Cayman Islands
Oaktree Acquisition Holdings, L.P.	Cayman Islands
Oaktree Alpha Credit Fund Feeder, L.P.	Cayman Islands
Oaktree Alpha Credit Fund GP Ltd.	Cayman Islands
Oaktree Alpha Credit Fund GP, L.P.	Cayman Islands
Oaktree Alpha Credit Fund, L.P.	Cayman Islands
Oaktree Asia Opportunistic Performing Credit Holdings (Cayman), L.P.	Cayman Islands
Oaktree Avalon Co-Investment Fund II, L.P.	Cayman Islands
Oaktree BAA Emerging Market Opportunities Fund (Feeder), L.P.	Cayman Islands
Oaktree BAA Emerging Market Opportunities Fund, L.P.	Cayman Islands
Oaktree Boulder Investment Fund (Feeder), L.P.	Cayman Islands
Oaktree Boulder Investment Fund GP, L.P.	Delaware
Oaktree Boulder Investment Fund, L.P.	Delaware
Oaktree Capital (Australia) Pty Limited	Australia
Oaktree Capital (Beijing) Ltd.	China
Oaktree Capital (Hong Kong) Limited	Hong Kong
Oaktree Capital (Seoul) Limited	South Korea
Oaktree Capital (Singapore) Fund Services GP, Ltd.	Cayman Islands
Oaktree Capital (Singapore) Fund Services Pte. Ltd.	Singapore
Oaktree Capital (Singapore) Fund Services, L.P.	Cayman Islands
Oaktree Capital Europe Limited	United Kingdom
Oaktree Capital Group Holdings GP, LLC	Delaware
Oaktree Capital Group Holdings, L.P.	Delaware
Oaktree Capital Group, LLC	Delaware
Oaktree Capital I, L.P.	Delaware
Oaktree Capital Management (Cayman), L.P.	Cayman Islands
Oaktree Capital Management (Dubai) Limited	United Arab Emirates
Oaktree Capital Management (Europe) LLP	United Kingdom
Oaktree Capital Management (International) Limited	United Kingdom
Oaktree Capital Management (Lux.) S.à r.l.	Luxembourg
Oaktree Capital Management (UK) LLP	United Kingdom
Oaktree Capital Management Fund (Europe)	Luxembourg
Oaktree Capital Management Limited	United Kingdom
Oaktree Capital Management Pte. Ltd.	Singapore
Oaktree Capital UK Limited	United Kingdom
Oaktree Cascade Investment Fund I GP, L.P.	Delaware
Oaktree Cascade Investment Fund I, L.P.	Delaware
Oaktree Cascade Investment Fund II GP, L.P.	Delaware
Oaktree Cascade Investment Fund II, L.P.	Delaware
Oaktree CLO 2014-1 Blocker Ltd.	Cayman Islands
Oaktree CLO 2014-1 LLC	Delaware
Oaktree CLO 2014-1 Ltd.	Cayman Islands
Oaktree CLO 2014-2 Blocker Ltd.	Cayman Islands
Oaktree CLO 2014-2 Ltd.	Cayman Islands
Oaktree CLO 2015-1 Blocker Ltd.	Cayman Islands
Oaktree CLO 2015-1 Ltd.	Cayman Islands
Oaktree CLO 2018-1 LLC	Delaware
Oaktree CLO 2018-1 Ltd.	Cayman Islands
Oaktree CLO 2019-1 Ltd.	Cayman Islands
Oaktree CLO 2019-2 Ltd.	Cayman Islands
Oaktree CLO 2019-3, Ltd.	Cayman Islands
Oaktree CLO 2019-4, Ltd.	Cayman Islands
Oaktree CLO RR Holder, LLC	Delaware
Oaktree Desert Sky Investment Fund GP, L.P.	Delaware
Oaktree Desert Sky Investment Fund II GP, L.P.	Delaware
Oaktree Desert Sky Investment Fund II, L.P.	Delaware
Oaktree Desert Sky Investment Fund, L.P.	Delaware
Oaktree Emerging Market Debt Fund GP, L.P.	Cayman Islands
Oaktree Emerging Market Debt Fund GP, Ltd.	Cayman Islands
Oaktree Emerging Market Debt Fund, L.P.	Cayman Islands
Oaktree Emerging Market Opportunities Fund (Feeder) GP, L.P.	Cayman Islands
Oaktree Emerging Market Opportunities Fund (Feeder), L.P.	Cayman Islands
Oaktree Emerging Market Opportunities Fund GP, L.P.	Cayman Islands
Oaktree Emerging Market Opportunities Fund GP, Ltd.	Cayman Islands
Oaktree Emerging Market Opportunities Fund, L.P.	Cayman Islands
Oaktree Emerging Markets Absolute Return (Cayman) Fund, Ltd.	Cayman Islands
Oaktree Emerging Markets Absolute Return Fund GP, L.P.	Delaware
Oaktree Emerging Markets Absolute Return Fund, L.P.	Delaware
Oaktree Emerging Markets Debt Total Return Fund Corporate Feeder (Cayman), L.P.	Cayman Islands
Oaktree Emerging Markets Debt Total Return Fund GP Ltd.	Cayman Islands
Oaktree Emerging Markets Debt Total Return Fund GP, L.P.	Cayman Islands
Oaktree Emerging Markets Debt Total Return Fund Partnership Feeder (Cayman), L.P.	Cayman Islands
Oaktree Emerging Markets Debt Total Return Fund, L.P.	Cayman Islands
Oaktree Emerging Markets Equity Fund (Cayman), L.P.	Cayman Islands
Oaktree Emerging Markets Equity Fund (Delaware), L.P.	Delaware
Oaktree Emerging Markets Equity Fund (Feeder) GP, L.P.	Cayman Islands
Oaktree Emerging Markets Equity Fund GP Ltd.	Cayman Islands
Oaktree Emerging Markets Equity Fund GP, L.P.	Cayman Islands
Oaktree Emerging Markets Equity Fund, L.P.	Cayman Islands
Oaktree Emerging Markets Opportunities Fund II (Feeder), L.P.	Cayman Islands
Oaktree Emerging Markets Opportunities Fund II GP Ltd.	Cayman Islands
Oaktree Emerging Markets Opportunities Fund II GP, L.P.	Cayman Islands
Oaktree Emerging Markets Opportunities Fund II, L.P.	Cayman Islands
Oaktree Employee Investment Fund (Cayman), L.P.	Cayman Islands
Oaktree Europe GP, Limited	Cayman Islands
Oaktree European Capital Solutions Fund (Parallel), L.P.	Delaware
Oaktree European Capital Solutions Fund Feeder (U.S.), L.P.	Cayman Islands
Oaktree European Capital Solutions Fund Feeder 2, L.P.	Cayman Islands
Oaktree European Capital Solutions Fund GP, L.P.	Cayman Islands
Oaktree European Capital Solutions Fund GP, Ltd.	Cayman Islands
Oaktree European Capital Solutions Fund II Feeder (ICI), L.P.	Cayman Islands
Oaktree European Capital Solutions Fund II Feeder (Lux USDH), SCSp	Luxembourg
Oaktree European Capital Solutions Fund II Feeder (USD), L.P.	Cayman Islands
Oaktree European Capital Solutions Fund II Feeder (USDH), L.P.	Cayman Islands
Oaktree European Capital Solutions Fund II GP Ltd.	Cayman Islands
Oaktree European Capital Solutions Fund II GP, L.P.	Cayman Islands
Oaktree European Capital Solutions Fund II, L.P.	Cayman Islands
Oaktree European Capital Solutions Fund II, SCSp	Luxembourg
Oaktree European Capital Solutions Fund II, SCSp-RAIF	Luxembourg
Oaktree European Capital Solutions Fund, L.P.	Cayman Islands
Oaktree European CLO Capital Fund Limited	Guernsey
Oaktree European Dislocation Fund (U.S.), L.P.	Cayman Islands
Oaktree European Dislocation Fund GP Ltd.	Cayman Islands
Oaktree European Dislocation Fund GP, L.P.	Cayman Islands
Oaktree European Dislocation Fund, L.P.	Cayman Islands
Oaktree European Holdings, LLC	Delaware
Oaktree European Principal Fund III (Cayman), L.P.	Cayman Islands
Oaktree European Principal Fund III (Feeder) GP, L.P.	Cayman Islands
Oaktree European Principal Fund III (Parallel) Feeder, L.P.	Cayman Islands
Oaktree European Principal Fund III (Parallel), L.P.	Cayman Islands
Oaktree European Principal Fund III (U.S.), L.P.	Cayman Islands
Oaktree European Principal Fund III GP Ltd.	Cayman Islands
Oaktree European Principal Fund III GP, L.P.	Cayman Islands
Oaktree European Principal Fund III Ltd.	Cayman Islands
Oaktree European Principal Fund III, L.P.	Cayman Islands
Oaktree European Principal Fund IV Feeder (Cayman), L.P.	Cayman Islands
Oaktree European Principal Fund IV Feeder (U.S.), L.P.	Cayman Islands
Oaktree European Principal Fund IV Feeder, S.C.S.	Luxembourg
Oaktree European Principal Fund IV GP Ltd.	Cayman Islands
Oaktree European Principal Fund IV GP S.à r.l.	Luxembourg
Oaktree European Principal Fund IV GP, L.P.	Cayman Islands
Oaktree European Principal Fund IV, L.P.	Cayman Islands
Oaktree European Principal Fund IV, Ltd.	Cayman Islands
Oaktree European Principal Fund IV, S.C.S.	Luxembourg
Oaktree European Principal Fund V Feeder (Cayman), L.P.	Cayman Islands
Oaktree European Principal Fund V Feeder (U.S.), L.P.	Cayman Islands
Oaktree European Principal Fund V Feeder (USDH), L.P.	Cayman Islands
Oaktree European Principal Fund V GP Ltd.	Cayman Islands
Oaktree European Principal Fund V GP, L.P.	Cayman Islands
Oaktree European Principal Fund V, L.P.	Cayman Islands
Oaktree European Principal Fund V, SCSp	Luxembourg
Oaktree European Senior Loan S.à r.l	Luxembourg
Oaktree European Special Situations Fund GP, L.P.	Cayman Islands
Oaktree European Special Situations Fund GP, Ltd.	Cayman Islands
Oaktree European Special Situations Fund, L.P.	Cayman Islands
Oaktree FF Emerging Markets Opportunities Fund (Feeder), L.P.	Cayman Islands
Oaktree FF Emerging Markets Opportunities Fund GP Ltd.	Cayman Islands
Oaktree FF Emerging Markets Opportunities Fund GP, L.P.	Cayman Islands
Oaktree FF Emerging Markets Opportunities Fund, L.P..	Cayman Islands
Oaktree FF Investment Fund AIF (Delaware), L.P.	Delaware
Oaktree FF Investment Fund GP Ltd.	Cayman Islands
Oaktree FF Investment Fund GP, L.P.	Cayman Islands
Oaktree FF Investment Fund, L.P.	Cayman Islands
Oaktree France S.A.S.	France
Oaktree Fund GP 1A, Ltd.	Cayman Islands
Oaktree Fund GP I, L.P.	Delaware
Oaktree Fund GP, LLC	Delaware
Oaktree GC Super Fund GP, L.P.	Delaware
Oaktree GC Super Fund, L.P.	Delaware
Oaktree Glacier Holdings GP, Ltd.	Cayman Islands
Oaktree Glacier Holdings, L.P.	Cayman Islands
Oaktree Glacier Investment Fund (Feeder), L.P.	Cayman Islands
Oaktree Glacier Investment Fund II (Feeder) GP S.à r.l.	Luxembourg
Oaktree Glacier Investment Fund II (Feeder), S.C.Sp.	Luxembourg
Oaktree Glacier Investment Fund II, L.P.	Cayman Islands
Oaktree Glacier Investment Fund, L.P.	Cayman Islands
Oaktree Glendora Investment Fund GP, L.P.	Cayman Islands
Oaktree Glendora Investment Fund, L.P.	Cayman Islands
Oaktree Global Credit Feeder (Cayman), L.P.	Cayman Islands
Oaktree Global Credit Fund GP Ltd.	Cayman Islands
Oaktree Global Credit Fund GP, L.P.	Cayman Islands
Oaktree Global Credit Fund, L.P.	Cayman Islands
Oaktree Global Credit S.à r.l.	Luxembourg
Oaktree GmbH	Germany
Oaktree Holdings, LLC	Delaware
OAKTREE HOLDINGS, LTD.	Cayman Islands
Oaktree HS III GP Ltd.	Cayman Islands
Oaktree HS III GP, L.P.	Cayman Islands
Oaktree Huntington Investment Fund AIF (Delaware), L.P.	Delaware
Oaktree Huntington Investment Fund GP Ltd.	Cayman Islands
Oaktree Huntington Investment Fund GP, L.P.	Cayman Islands
Oaktree Huntington Investment Fund II AIF (Delaware), L.P.	Delaware
Oaktree Huntington Investment Fund II GP, L.P.	Delaware
Oaktree Huntington Investment Fund II, L.P.	Delaware
Oaktree Huntington Investment Fund, L.P.	Cayman Islands
Oaktree International Holdings, LLC	Delaware
Oaktree Japan, Inc.	Japan
Oaktree Luxembourg CoopSA.	Luxembourg
Oaktree Mercury Investment Fund GP Ltd.	Cayman Islands
Oaktree Mercury Investment Fund GP, L.P.	Cayman Islands
Oaktree Mercury Investment Fund, L.P.	Cayman Islands
Oaktree Moraine Co-Investment Fund (Feeder), S.C.Sp.	Luxembourg
Oaktree Moraine Co-Investment Fund, L.P.	Cayman Islands
Oaktree Oasis Investment Fund GP Ltd.	Cayman Islands
Oaktree Oasis Investment Fund GP, L.P.	Cayman Islands
Oaktree Oasis Investment Fund, L.P.	Cayman Islands
Oaktree Opportunities (Singapore) GP Pte. Ltd.	Singapore
Oaktree Opportunities Fund IX (Cayman), L.P.	Cayman Islands
Oaktree Opportunities Fund IX (Feeder) GP, L.P.	Cayman Islands
Oaktree Opportunities Fund IX (Parallel 2) AIF (Cayman), L.P.	Cayman Islands
Oaktree Opportunities Fund IX (Parallel 2) AIF (Delaware), L.P.	Delaware
Oaktree Opportunities Fund IX (Parallel 2), L.P.	Cayman Islands
Oaktree Opportunities Fund IX (Parallel) AIF (Cayman), L.P.	Cayman Islands
Oaktree Opportunities Fund IX (Parallel) AIF (Delaware), L.P.	Delaware
Oaktree Opportunities Fund IX (Parallel), L.P.	Cayman Islands
Oaktree Opportunities Fund IX AIF (Cayman), L.P.	Cayman Islands
Oaktree Opportunities Fund IX AIF (Delaware), L.P.	Delaware
Oaktree Opportunities Fund IX Delaware, L.P.	Delaware
Oaktree Opportunities Fund IX GP Ltd.	Cayman Islands
Oaktree Opportunities Fund IX GP, L.P.	Cayman Islands
Oaktree Opportunities Fund IX, L.P.	Cayman Islands
Oaktree Opportunities Fund VIII (Cayman) Ltd.	Cayman Islands
Oaktree Opportunities Fund VIII (Parallel 2) AIF (Delaware), L.P.	Delaware
Oaktree Opportunities Fund VIII (Parallel 2), L.P.	Cayman Islands
Oaktree Opportunities Fund VIII (Parallel) AIF (Cayman), L.P.	Cayman Islands
Oaktree Opportunities Fund VIII (Parallel) AIF (Delaware), L.P.	Delaware
Oaktree Opportunities Fund VIII (Parallel), L.P.	Cayman Islands
Oaktree Opportunities Fund VIII AIF (Cayman), L.P.	Cayman Islands
Oaktree Opportunities Fund VIII AIF (Delaware), L.P.	Delaware
Oaktree Opportunities Fund VIII Delaware, L.P.	Delaware
Oaktree Opportunities Fund VIII GP Ltd.	Cayman Islands
Oaktree Opportunities Fund VIII GP, L.P.	Cayman Islands
Oaktree Opportunities Fund VIII, L.P.	Cayman Islands
Oaktree Opportunities Fund VIIIb (Cayman) Ltd.	Cayman Islands
Oaktree Opportunities Fund VIIIb (Parallel) AIF (Cayman), L.P.	Cayman Islands
Oaktree Opportunities Fund VIIIB (Parallel) AIF (Delaware), L.P.	Delaware
Oaktree Opportunities Fund VIIIb (Parallel), L.P.	Cayman Islands
Oaktree Opportunities Fund VIIIb AIF (Cayman), L.P.	Cayman Islands
Oaktree Opportunities Fund VIIIB AIF (Delaware), L.P.	Delaware
Oaktree Opportunities Fund VIIIb Delaware, L.P.	Delaware
Oaktree Opportunities Fund VIIIb GP Ltd.	Cayman Islands
Oaktree Opportunities Fund VIIIb GP, L.P.	Cayman Islands
Oaktree Opportunities Fund VIIIb, L.P.	Cayman Islands
Oaktree Opportunities Fund X (Feeder) GP, L.P.	Cayman Islands
Oaktree Opportunities Fund X (Parallel 2) AIF (Cayman), L.P.	Cayman Islands
Oaktree Opportunities Fund X (Parallel 2) AIF (Delaware), L.P.	Delaware
Oaktree Opportunities Fund X (Parallel 2), L.P.	Delaware
Oaktree Opportunities Fund X (Parallel) AIF (Cayman), L.P.	Cayman Islands
Oaktree Opportunities Fund X (Parallel) AIF (Delaware), L.P.	Delaware
Oaktree Opportunities Fund X (Parallel), L.P.	Cayman Islands
Oaktree Opportunities Fund X AIF (Cayman), L.P.	Cayman Islands
Oaktree Opportunities Fund X AIF (Delaware), L.P.	Delaware
Oaktree Opportunities Fund X Feeder (Cayman), L.P.	Cayman Islands
Oaktree Opportunities Fund X GP Ltd.	Cayman Islands
Oaktree Opportunities Fund X GP, L.P.	Cayman Islands
Oaktree Opportunities Fund X, L.P.	Cayman Islands
Oaktree Opportunities Fund Xb (Feeder) GP, L.P.	Cayman Islands
Oaktree Opportunities Fund Xb (Parallel 2) AIF (Cayman), L.P.	Cayman Islands
Oaktree Opportunities Fund Xb (Parallel 2), AIF (Delaware), L.P.	Delaware
Oaktree Opportunities Fund Xb (Parallel 2), L.P.	Cayman Islands
Oaktree Opportunities Fund Xb (Parallel) AIF (Cayman), L.P.	Cayman Islands
Oaktree Opportunities Fund Xb (Parallel), AIF (Delaware), L.P.	Delaware
Oaktree Opportunities Fund Xb (Parallel), L.P.	Cayman Islands
Oaktree Opportunities Fund Xb AIF (Cayman), L.P.	Cayman Islands
Oaktree Opportunities Fund Xb AIF (Delaware), L.P.	Delaware
Oaktree Opportunities Fund Xb Delaware AIF Holdings, L.P.	Delaware
Oaktree Opportunities Fund Xb Feeder (Cayman), L.P.	Cayman Islands
Oaktree Opportunities Fund Xb GP Ltd.	Cayman Islands
Oaktree Opportunities Fund Xb GP, L.P.	Cayman Islands
Oaktree Opportunities Fund Xb, L.P.	Cayman Islands
Oaktree Overseas Investment Fund Management (Shanghai) Co., Ltd.	China
Oaktree Ports America Fund (HS III), L.P.	Delaware
Oaktree Ports America Fund Feeder (Cayman) HS III, L.P..	Cayman Islands
Oaktree Ports America Fund Feeder, L.P.	Cayman Islands
Oaktree Ports America Fund GP, L.P.	Cayman Islands
Oaktree Ports America Fund GP, Ltd.	Cayman Islands
Oaktree Ports America Fund, L.P.	Delaware
Oaktree Power Opportunities Fund III (Cayman) GP Ltd.	Cayman Islands
Oaktree Power Opportunities Fund III (Cayman), L.P.	Cayman Islands
Oaktree Power Opportunities Fund III (Parallel), L.P.	Delaware
Oaktree Power Opportunities Fund III AIF (Delaware), L.P.	Delaware
Oaktree Power Opportunities Fund III Delaware, L.P.	Delaware
Oaktree Power Opportunities Fund III GP, L.P.	Delaware
Oaktree Power Opportunities Fund III, L.P.	Delaware
Oaktree Power Opportunities Fund IV (Cayman) GP Ltd.	Cayman Islands
Oaktree Power Opportunities Fund IV (Parallel), L.P.	Delaware
Oaktree Power Opportunities Fund IV Feeder (Cayman), L.P.	Cayman Islands
Oaktree Power Opportunities Fund IV GP, L.P.	Delaware
Oaktree Power Opportunities Fund IV, L.P.	Delaware
Oaktree Power Opportunities Fund V (Parallel), L.P.	Delaware
Oaktree Power Opportunities Fund V Feeder, L.P.	Cayman Islands
Oaktree Power Opportunities Fund V GP, L.P.	Cayman Islands
Oaktree Power Opportunities Fund V GP, Ltd.	Cayman Islands
Oaktree Power Opportunities Fund V, L.P.	Cayman Islands
Oaktree Principal Advisors (Europe) Limited	United Kingdom
Oaktree Principal Fund V (Cayman) Ltd.	Cayman Islands
Oaktree Principal Fund V (Delaware), L.P.	Delaware
Oaktree Principal Fund V (Parallel) AIF (Cayman), L.P.	Cayman Islands
Oaktree Principal Fund V (Parallel) AIF (Delaware), L.P.	Delaware
Oaktree Principal Fund V (Parallel), L.P.	Cayman Islands
Oaktree Principal Fund V AIF (Cayman), L.P.	Cayman Islands
Oaktree Principal Fund V AIF (Delaware), L.P.	Delaware
Oaktree Principal Fund V GP Ltd.	Cayman Islands
Oaktree Principal Fund V GP, L.P.	Cayman Islands
Oaktree Principal Fund V, L.P.	Cayman Islands
Oaktree Principal V Continuation Fund (Parallel 2) AIF (Delaware), L.P.	Delaware
Oaktree Principal V Continuation Fund (Parallel 2), L.P.	Cayman Islands
Oaktree Principal V Continuation Fund (Parallel) AIF (Delaware), L.P.	Delaware
Oaktree Principal V Continuation Fund (Parallel), L.P.	Cayman Islands
Oaktree Principal V Continuation Fund AIF (Delaware), L.P.	Delaware
Oaktree Principal V Continuation Fund GP Ltd.	Cayman Islands
Oaktree Principal V Continuation Fund GP, L.P.	Cayman Islands
Oaktree Principal V Continuation Fund, L.P.	Cayman Islands
Oaktree Real Estate Debt Fund (Parallel), L.P.	Delaware
Oaktree Real Estate Debt Fund GP, L.P.	Delaware
Oaktree Real Estate Debt Fund II (Parallel), L.P.	Delaware
Oaktree Real Estate Debt Fund II Feeder (Cayman), L.P.	Cayman Islands
Oaktree Real Estate Debt Fund II Feeder HK Limited	Hong Kong
Oaktree Real Estate Debt Fund II GP Ltd.	Cayman Islands
Oaktree Real Estate Debt Fund II GP, L.P.	Cayman Islands
Oaktree Real Estate Debt Fund II, L.P.	Cayman Islands
Oaktree Real Estate Debt Fund III (EEA Holdings), L.P.	Delaware
Oaktree Real Estate Debt Fund III (Lux), SCSp	Luxembourg
Oaktree Real Estate Debt Fund III Feeder (Cayman) I, L.P.	Cayman Islands
Oaktree Real Estate Debt Fund III Feeder (Cayman) II, L.P.	Cayman Islands
Oaktree Real Estate Debt Fund III Feeder (Cayman) III, L.P.	Cayman Islands
Oaktree Real Estate Debt Fund III Feeder (Cayman) IV, L.P.	Cayman Islands
Oaktree Real Estate Debt Fund III Feeder (Cayman) V, L.P.	Cayman Islands
Oaktree Real Estate Debt Fund III Feeder (Lux) I, SCSp	Luxembourg
Oaktree Real Estate Debt Fund III Feeder (Lux) II, SCSp	Luxembourg
Oaktree Real Estate Debt Fund III Feeder (Lux) III, SCSp	Luxembourg
Oaktree Real Estate Debt Fund III GP Ltd.	Cayman Islands
Oaktree Real Estate Debt Fund III GP, L.P.	Cayman Islands
Oaktree Real Estate Debt Fund III GP, S.à r.l..	Luxembourg
Oaktree Real Estate Debt Fund III Sub, L.P..	Delaware
Oaktree Real Estate Debt Fund III, L.P.	Cayman Islands
Oaktree Real Estate Debt Fund, L.P.	Delaware
Oaktree Real Estate Finance III (Non-EURRC), LLC	Delaware
Oaktree Real Estate Finance III, LLC.	Delaware
Oaktree Real Estate Income Trust, Inc.	Maryland
Oaktree Real Estate Opportunities Fund VIII GP, S.à r.l.	Luxenbourg
Oaktree Special Situations (Singapore) GP Pte. Ltd.	Singapore
Oaktree Special Situations (Singapore), L.P.	Singapore
Oaktree Special Situations Fund (Feeder) GP, L.P.	Cayman Islands
Oaktree Special Situations Fund (Feeder), L.P.	Cayman Islands
Oaktree Special Situations Fund AIF (Cayman), L.P.	Cayman Islands
Oaktree Special Situations Fund AIF (Delaware), L.P.	Delaware
Oaktree Special Situations Fund AIF Sub-Fund, L.P.	Delaware
Oaktree Special Situations Fund GP Ltd.	Cayman Islands
Oaktree Special Situations Fund GP, L.P.	Cayman Islands
Oaktree Special Situations Fund II (Feeder), L.P.	Cayman Islands
Oaktree Special Situations Fund II (Feeder), SCSp	Luxembourg
Oaktree Special Situations Fund II (Parallel), SCSp	Luxembourg
Oaktree Special Situations Fund II GP Ltd.	Cayman Islands
Oaktree Special Situations Fund II GP, L.P.	Cayman Islands
Oaktree Special Situations Fund II GP, S.à r.l.	Luxembourg
Oaktree Special Situations Fund II, L.P.	Cayman Islands
Oaktree Special Situations Fund, L.P.	Cayman Islands
Oaktree Star Investment Fund II AIF (Delaware), L.P.	Delaware
Oaktree Star Investment Fund II, L.P.	Cayman Islands
Oaktree Structured Credit Income Fund Feeder, L.P.	Cayman Islands
Oaktree Structured Credit Income Fund GP Ltd.	Cayman Islands
Oaktree Structured Credit Income Fund GP, L.P.	Cayman Islands
Oaktree Structured Credit Income Fund, L.P.	Cayman Islands
Oaktree Transportation Infrastructure Fund (Parallel 3), L.P.	Cayman Islands
Oaktree TX Emerging Market Opportunities Fund, L.P.	Cayman Islands
Oaktree Value Equity Fund (Cayman), L.P.	Cayman Islands
Oaktree Value Equity Fund (Delaware), L.P.	Delaware
Oaktree Value Equity Fund (Feeder) GP, L.P.	Cayman Islands
Oaktree Value Equity Fund GP Ltd.	Cayman Islands
Oaktree Value Equity Fund GP, L.P.	Cayman Islands
Oaktree Value Equity Fund, L.P.	Cayman Islands
Oaktree Value Opportunities (Cayman) Fund, Ltd.	Cayman Islands
Oaktree Value Opportunities Feeder Fund, L.P.	Delaware
Oaktree Value Opportunities Fund AIF (Cayman), L.P.	Cayman Islands
Oaktree Value Opportunities Fund AIF (Delaware), L.P.	Delaware
Oaktree Value Opportunities Fund GP Ltd.	Cayman Islands
Oaktree Value Opportunities Fund GP, L.P.	Cayman Islands
Oaktree Value Opportunities Fund, L.P.	Cayman Islands
Oaktree-TSE 16 Real Estate Debt, LLC	Delaware
OCGH ExchangeCo, L.P.	Delaware
OCM Asia Principal Opportunities Fund GP Ltd.	Cayman Islands
OCM Asia Principal Opportunities Fund GP, L.P.	Cayman Islands
OCM Asia Principal Opportunities Fund, L.P.	Cayman Islands
OCM European Principal Opportunities Fund II (Delaware), L.P.	Delaware
OCM European Principal Opportunities Fund II (U.S.), L.P.	Cayman Islands
OCM European Principal Opportunities Fund II AIF (Cayman), L.P.	Cayman Islands
OCM European Principal Opportunities Fund II GP Ltd.	Cayman Islands
OCM European Principal Opportunities Fund II GP, L.P.	Cayman Islands
OCM European Principal Opportunities Fund II, L.P.	Cayman Islands
OCM Holdings I, LLC	Delaware
OCM Luxembourg OPPS Xb S.à r.l.	Luxembourg
OCM Opportunities Fund V (Cayman) Ltd.	Cayman Islands
OCM Opportunities Fund V Feeder, L.P.	Delaware
OCM Opportunities Fund V GP, L.P.	Delaware
OCM Opportunities Fund V, L.P.	Delaware
OCM OPPORTUNITIES FUND VI (CAYMAN) LTD.	Cayman Islands
OCM Opportunities Fund VI AIF (Cayman), L.P.	Cayman Islands
OCM Opportunities Fund VI AIF (Delaware), L.P.	Delaware
OCM Opportunities Fund VI GP, L.P.	Delaware
OCM Opportunities Fund VI, L.P.	Delaware
OCM OPPORTUNITIES FUND VII (CAYMAN) LTD.	Cayman Islands
OCM Opportunities Fund VII AIF (Delaware), L.P.	Delaware
OCM Opportunities Fund VII Delaware GP Inc.	Delaware
OCM Opportunities Fund VII Delaware, L.P.	Delaware
OCM Opportunities Fund VII GP Ltd.	Cayman Islands
OCM Opportunities Fund VII GP, L.P.	Cayman Islands
OCM Opportunities Fund VII, L.P.	Cayman Islands
OCM Opportunities Fund VIIb (Cayman) Ltd.	Cayman Islands
OCM Opportunities Fund VIIb (Parallel) AIF (Cayman), L.P.	Cayman Islands
OCM Opportunities Fund VIIb (Parallel) AIF (Delaware), L.P.	Delaware
OCM Opportunities Fund VIIb (Parallel), L.P.	Cayman Islands
OCM Opportunities Fund VIIb AIF (Cayman), L.P.	Cayman Islands
OCM Opportunities Fund VIIb AIF (Delaware), L.P.	Delaware
OCM Opportunities Fund VIIb Delaware, L.P.	Delaware
OCM Opportunities Fund VIIb GP Ltd.	Cayman Islands
OCM Opportunities Fund VIIb GP, L.P.	Cayman Islands
OCM Opportunities Fund VIIb, L.P.	Cayman Islands
OCM Power Opportunities Fund II GP (Cayman) Ltd.	Cayman Islands
OCM Power Opportunities Fund II GP, L.P.	Delaware
OCM Principal Opportunities Fund IV (Cayman) Ltd.	Cayman Islands
OCM Principal Opportunities Fund IV AIF (Delaware) GP, L.P.	Delaware
OCM Principal Opportunities Fund IV AIF (Delaware), L.P.	Delaware
OCM Principal Opportunities Fund IV Delaware GP Inc.	Delaware
OCM Principal Opportunities Fund IV Delaware, L.P.	Delaware
OCM Principal Opportunities Fund IV GP Ltd.	Cayman Islands
OCM Principal Opportunities Fund IV GP, L.P.	Cayman Islands
OCM Principal Opportunities Fund IV, L.P.	Cayman Islands
OCM/GFI Power Opportunities Fund II (Cayman), L.P.	Cayman Islands
OCM/GFI Power Opportunities Fund II (Delaware), LLC	Delaware
OCM/GFI Power Opportunities Fund II Feeder, L.P.	Delaware
OCM/GFI Power Opportunities Fund II, L.P.	Delaware
Pangaea Capital Management L.P.	Cayman Islands
Pangaea Holdings Ltd.	Cayman Islands
Shanghai Oaktree I Overseas Investment Fund, L.P.	China